IN THE MATTER OF GATEWAY DISTRIBUTORS, LTD., THE RIGHT SOLUTION GATEWAY AND RICHARD BAILEY

                        ASSURANCE OF VOLUNTARY COMPLIANCE
                        ---------------------------------

     1. This Assurance of Voluntary Compliance ("Assurance")(1) is entered into by the Attorneys General of Arizona, California, District of Columbia, Illinois, Kansas, Kentucky, Maryland, Michigan, Missouri, Montana, Nevada, North Carolina, Ohio, Oregon, Pennsylvania, Tennessee, Texas, Vermont, Washington and Wisconsin (collectively referred to as the "Attorneys General") and Gateway Distributors, Ltd., The Right Solution Gateway and Richard Bailey (collectively referred to as "Respondents.")

     2. Gateway Distributors, Ltd. is a Nevada corporation located at 3220 Pepper Lane, Las Vegas NV 89120. Gateway Distributors, Ltd. conducts business using the name The Right Solution.

     3. TRSG Corp. is a Nevada corporation that was located at 3035 E. Patrick Lane, Suite 14, Las Vegas NV 89120. TRSG Corp. conducted business using the name The Right Solution. Respondents no longer own TRSG Corp. and it is not a party to this Assurance of Voluntary Compliance.

     4. The Right Solution Gateway is a Nevada corporation located at 3220 Pepper Lane, Las Vegas NV 89120. The Right Solution Gateway conducts business using the name The Right Solution.

     5. Richard Bailey is the President and an owner of Gateway Distributors, Ltd., and The Right Solution Gateway, and was the President and an owner of TRSG Corp. The Attorneys

----------------------
     (1) This Assurance of Voluntary Compliance shall, for all necessary purposes, also be considered an Assurance of Discontinuance.

General allege that Respondent Bailey, as an owner and officer of Gateway Distributors, Ltd., TRSG Corp. and The Right Solution Gateway, possessed or exercised the authority to control the policies and trade practices of Gateway Distributors, Ltd., TRSG Corp. and The Right Solution Gateway; was responsible for creating and implementing the unfair or deceptive policies and practices of Gateway Distributors, Ltd., TRSG Corp. and The Right Solution Gateway that are described herein; participated in the unfair or deceptive trade practices that are described herein; directed or supervised those employees of Gateway Distributors, Ltd., TRSG Corp. and The Right Solution Gateway who participated in the unfair or deceptive trade practices that are described herein; and knew or should have known of the unfair or deceptive trade practices that are described herein and had the power to stop them, but rather then stopping them, promoted their use.

                                   APPLICATION
                                   -----------

     6. The terms of this Assurance apply to Respondents, and their officers, agents, employees while serving as such, and their assigns and successors in connection with any business in which they, either individually or collectively, have an ownership interest or manage, that offers or sells health-related products.

     7. The terms of this Assurance set forth below shall apply to all of the Respondents' advertising, offers for sale, or sales, either directly or indirectly, to consumers of what are labeled, advertised, promoted or offered for sale as health-related products (hereinafter "health- related products"). "Consumers" are purchasers or prospective purchasers of goods for personal, family or household purposes.

                                   ALLEGATIONS
                                   -----------

     8. The Attorneys General allege that Respondents labeled, advertised, promoted, offered for sale, sold, and distributed topically applied hormone-containing cream products that could not be lawfully offered or sold in the United States.

     9. The Attorneys General allege that Respondents' topically applied hormone- containing cream products were unapproved new drugs that could not be introduced into interstate commerce without prior approval from the United States Food and Drug Administration ("FDA").

     10. The Attorneys General allege that Respondents labeled, advertised, promoted, offered for sale, sold, and distributed topically applied hormone-containing cream products without first obtaining approval from the FDA.

     11. The Attorneys General allege that Respondents, in the course of labeling, advertising, promoting, selling and distributing their topically applied hormone-containing cream products, misrepresented the legality of their products to consumers.

     12. The Attorneys General allege that Respondents, directly and through their licensees, in the course of advertising, promoting, and marketing their topically applied hormone- containing cream products, created and caused to be mailed to consumers residing in each of the Attorneys Generals' states "Medical Recall Notices" that stated, among other things:

               Medical Recall Notice
               ---------------------
               IMMEDIATE ACTION REQUIRED!
               Your Health Is At Risk!

               YOU MAY BE TAKING PRESCRIPTION DRUGS THAT HAVE
               BEEN DETERMINED TO BE HAZARDOUS TO YOUR HEALTH.

               INDICATIONS

               YOU ARE AT-RISK BY USING ANY FORM OF PRESCRIPTION
               -------------------------------------------------
               ESTROGEN OR PROGESTIN. IT HAS BEEN DETERMINED THAT
               ---------------------
               ALL FORMS OF THESE SYNTHETIC HORMONES ARE
               HAZARDOUS TO YOUR HEALTH, AND CAN LEAD TO:
               INCREASED RATES OF BREAST CANCER, CERVICAL CANCER, ENDOMETRIAL CANCER, GALLSTONES, GALL BLADDER DISEASE, PROLONGED VAGINAL BLEEDING, REDUCED CARBOHYDRATE TOLERANCE, REDUCED GLUCOSE TOLERANCE, THROMBOPHLEBITIS, VAGINAL CANDIDIASIS, JAUNDICE, HAIR LOSS, HYPERLIPEMIA, CYSTITIS-LIKE SYNDROMES, AMENORRHEA, ABDOMINAL CRAMPS, BLOATING, ELEVATED BLOOD PRESSURE, MENTAL DEPRESSION, NAUSEA AND VOMITING, SKIN RASHES, AND 20 TO 30 POUNDS OF EXCESS WEIGHT GAIN ON AVERAGE. UP TO 90% OF ESTROGEN IS DESTROYED IN LIVER. ESTROGEN REPLACEMENT THERAPY STOPS WORKING IN 5 TO 7 YEARS FOR MOST WOMEN...

               RECALLED TREATMENT... PRESCRIPTION ESTROGENS AND
               PROGESTINS...

               STOP KILLING YOURSELF! THE DETAILED INFORMATION IN THIS LETTER AND AUDIO CASSETTE IS TRUE, CLEAR AND CONVINCING. YOU HAVE HEARD MOST OF THESE DANGERS BEFORE - THAT PRESCRIPTION ESTROGENS AND PROGESTINS COME WITH HUGE AND SERIOUS SIDE EFFECTS THAT COULD COST YOU YOUR HEALTH, OR WORSE, THEY MAY COST YOU YOUR LIFE.

     13. The Attorneys General allege that Respondents, directly and through their licensees, in the course of advertising, promoting, and marketing their topically applied hormone- containing cream products, mailed the aforementioned Medical Recall Notices in envelopes that stated, in large type, that they contained a "Drug Recall Warning."

     14. The Attorneys General allege that Respondents, directly and through their licensees, in the course of advertising, promoting, and marketing their topically applied hormone-containing cream products, falsely represented to consumers that prescription estrogen and progesterone drug products are dangerous and have been recalled or withdrawn from the market. In fact, no prescription progesterone or estrogen drug products have been recalled or withdrawn from the market.

     15. The Attorneys General allege that Respondents, directly and through their licensees, in the course of advertising, promoting, and marketing their topically applied hormone- containing cream products, misrepresented that their advertisements were medical recall notices when, in fact, the advertisements were nothing more than advertisements designed to advertise, market and promote Respondents' topically applied hormone-containing products.

     16. The Attorneys General allege that Respondents, directly and through their licensees, in the course of advertising, promoting, and marketing their topically applied hormone- containing cream products, mailed consumers who resided in each of the Attorneys Generals' states an audiotape that contained an interview of Betty Kamen, Ph.D conducted by Respondent Bailey.

     17. The Attorneys General allege that Respondents, directly and through their licensees, in the course of advertising, promoting, and marketing their topically applied hormone- containing cream products, including in the Betty Kamen, Ph.D. interview tape and Medical Recall Notices, made representations that their topically applied hormone-containing cream products could be used to cure, mitigate, treat or prevent diseases or affect the structure or function of the body, including that the products may be used to treat or prevent PMS, depression, osteoporosis and menopausal symptoms that occur naturally or as a result of surgery.

     18. The Attorneys General allege that Respondents' representations concerning the use and efficacy of their topically applied hormone-containing products were unsubstantiated, false and/or misleading.

     19. The Attorneys General allege that Respondents, directly and through their licensees, in the course of advertising, promoting, and marketing their topically applied hormone- containing cream products, represented that their products were clinically proven when, in fact, no clinical testing had been performed on Respondents' topically applied hormone-containing cream products.

     20. The Attorneys General allege that Respondents' misrepresentations that are described herein had the capacity, tendency and effect of misleading consumers.

     21. The Attorneys General allege that Respondents failed to inform consumers of facts that were material, the omission of which deceived or tended to deceive consumers, including Respondents' failure to inform consumers that their topically applied hormone- containing products were drugs that could not be lawfully marketed in the United States; that Respondents lacked substantiation for the efficacy claims Respondents made regarding their products; and that there has been no recall of estrogen and progesterone drug products.

     22. Respondents generally deny the allegations; assert that the FDA issue is a correctable labeling issue; contend that they reasonably believed that they had appropriate support for the representations made about the efficacy of the product; contend that they ceased all involvement with the Medical Recall Notice and its associated promotional campaign and ended their relationship with its creators in July 1997, after a test period of several months; and that only 120 bottles of the yam cream product were provided by the Respondents to, and distributed by or through, the creator of the Medical Recall Notice during this test period, which bottles were sold by him for his own account.

     23. By execution of this Assurance, the parties intend to resolve their differences as provided for herein by providing for restitution to consumers and the payment of a substantial civil penalty by Respondents and agreeing to certain assurances regarding future conduct by Respondents and Richard Bailey.

                               TERMS OF ASSURANCE
                               ------------------

     24. Respondents shall immediately cease and desist from engaging in any unfair or deceptive trade practices in the offer or sale of health-related products in violation of the consumer protection and trade practice statutes listed herein at footnote 2 and/or the regulations promulgated pursuant to the same.(2)

     25. Respondents shall not make any express or implied statements in the offer or sale of health-related products that have the capacity, tendency or effect of deceiving or misleading consumers or that fail to state any material fact, the omission of which deceives or tends to

----------------------
     (2) Arizona Consumer Fraud Act, A.R.S. Section 44-1521, et seq.; California, Bus. & Prof. Code Sec.Sec. 17200 et seq., and 17500 et seq.; District of Columbia, Consumer Protection Procedures Act, D.C. Official Code Sec.Sec. 28-3901, et seq.; Illinois Consumer Fraud and Deceptive Business Practices Act, 815 ILCS 505/1, et seq.; Kansas Consumer Protection Act, K.S.A. 50-623, et seq.; Kentucky KRS 367.110, et seq.; Maryland Consumer Protection Act, Md. Code Ann., Com. Law Sec. 13-101, et seq. (2002 Repl. Vol. and 2004 Supp.); Michigan Consumer Protection Act, Mich. Comp. Laws Sec. 445.901, et seq.; Missouri Consumer Protection Act, 407.020, et seq., RSMo 2000; Nevada Deceptive Trade Practices Act, Nevada Revised Statutes, 598.0903 to 598.099, et seq.; North Carolina Unfair and Deceptive Trade Practices Act, N.C. Gen. Stat. Sec. 75-1.1; Ohio Consumer Sales Practice Act, R.C. 1345.01, et seq.; Oregon Revised Statutes 646.605 to 646.656; Pennsylvania Unfair Trade Practices and Consumer Protection Law, Act of December 17, 1968, P.L. 1224, as amended, 73 P.S. Sec. 201-1, et seq.; Consumer Protection Act of 1977, Tenn. Code Ann. Sec. 47-18-101, et seq.; Deceptive Trade Practices - Consumer Protection Act, TEX. BUS. & COM. CODE ANN. Sec. 17.41, et seq. (Vernon 2002 and Supp. 2005); Vermont Consumer Fraud Act, 9 V.S.A. Sec. 2451, et seq.; Washington, Consumer Protection Act, RCW 19.86, et seq.; and Wisconsin Statutes Sec.Sec.100.18(1) and 100.207.

deceive consumers.

     26. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall not make any express or implied claim that the products may be used in the diagnosis, cure, mitigation, treatment or prevention of diseases in humans or animals unless the products are first approved by the United States Food and Drug Administration as being safe and effective.

     27. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall not make any express or implied claim that the products affect the structure or function of the body unless the products are first approved by the FDA as being safe and effective.

     28. Respondents shall not use the word "hormone" in any of the labeling of their health-related products unless the products are first approved by the FDA as being safe and effective.

     29. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall not make any representation, expressly or by implication, concerning such products' efficacy, performance, safety or benefits, unless, at the time the representation is made, Respondents possess and rely upon competent and reliable scientific evidence that substantiates the representation.

     30. For purposes of this Assurance, "competent and reliable scientific evidence" shall mean tests, analysis, research, studies, or other evidence based on the expertise of professionals in the relevant area, that have been conducted and evaluated in an objective manner by persons qualified to do so, using procedures generally accepted in the profession to yield accurate and reliable results. For health-related products, competent and reliable scientific evidence shall include at least two adequate, and well-controlled, double-blind clinical studies for purposes of this Assurance.

     31. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall not make any representations about research that has been performed or other support for an advertising claim, including any representations that their products have been clinically tested, unless Respondents actually possess the research or support claimed in their advertisements or solicitations, at the time the representations are made.

     32. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall not misrepresent the character or nature of any advertisement for their product(s), including representing that an advertisement is a medical recall notice, or that any product has been the subject of a medical recall, unless the representations are, in fact, truthful.

     33. Respondents shall print the statement "Advertisement Enclosed" in at least 14- point bold faced type on any envelope sent to a consumer that contains information used to advertise, market or promote any of Respondents' health-related products.

     34. Respondents shall not use the name "Health Notification Service" or words of similar import to describe any company or business that they own or operate.

     35. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall not make any representations about a particular matter concerning a health-related product unless they clearly and conspicuously state all facts, including any qualifying information reasonably necessary to make the representation accurate and not misleading.

     36. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall make no statements or representations concerning a health-related product that are ambiguous or make any of Respondents' other statements or representations regarding the product ambiguous.

     37. Respondents, in connection with the manufacturing, labeling, advertising, promotion, offering for sale, sale, or distribution of health-related products, shall not make any statements or representations concerning a health-related product that contradict or conflict with any other statements or representations Respondents make about the product at the same time.

     38. In the event that there is any change of federal or state law that Respondents believe would impact their obligations under this Assurance, Respondents may petition the appropriate Attorney(s) General, or in the case of the State of Tennessee, a court of competent jurisdiction, to modify this Assurance.

                                   RESTITUTION
                                   -----------

     39. Respondents represent that they do not possess complete data reflecting the identities of all of the consumers who purchased Respondents' topically applied hormone-containing cream products. The provisions of this paragraph are expressly premised upon the truthfulness and accuracy of the representations made to the Attorneys General by the Respondents regarding the completeness of the customer purchase and shipping data Respondents possess. Within thirty (30) days of the Effective Date of this Assurance, Respondents shall provide the Attorneys General with the information in their possession that identifies the consumers who purchased Respondents' products and whether the purchases were of Respondents' topically applied hormone-containing cream products. Respondents shall provide the information required under this paragraph in the form of a list (hereinafter referred to as the "Consumer List") that contains the following information:

          (i) the name, address and phone number of every consumer who has purchased a product from the Respondents; and

          (ii) to the extent such information exists, the total amount, to date, of the payment(s) made by each consumer to Respondents for the purchase of any of Respondents' topically applied hormone-containing cream products.

Respondents shall provide the Consumer List to the Attorneys General in both electronic and paper form. The electronic documents shall be in an ASCI, tab-delimited format, or another format to which the Attorneys General agree. The Consumer List shall be delivered to the Attorneys General by mailing the information to: Office of the Maryland Attorney General, Consumer Protection Division, 200 St. Paul Place, 16th Floor, Baltimore, MD 21202. The Attorneys General may use the Consumer List to communicate with potential consumer purchasers of Respondents' topically applied hormone-containing cream products in furtherance of this Restitution Program and in order to otherwise carry out and enforce the terms of this Assurance.

     40. All consumers who purchased Respondents' topically applied hormone-containing cream products prior to the Effective Date (3) of this Assurance, and who file restitution claims as outlined herein, are eligible to receive a refund of all monies that they paid in connection with their purchase of the Respondents' topically applied hormone-containing products, including but not limited to, the purchase price of the product, sales tax, and shipping and handling (the "Restitution Amount").

     41. Respondents shall pay a Restitution Amount to all eligible consumers who have either: (a) sent Respondents complaints, correspondence, or other written, electronic or documented oral communications, in which the consumer complained about Respondents' topically applied hormone-containing cream products or requested a refund of his or her payments made to Respondents to purchase the products; or (b) send Respondents, within 180 days of the Effective Date of this Assurance (the "Claims Period"), any complaints, correspondence, or other written, electronic or documented oral communications, in which the consumer complains about Respondents' topically applied hormone-containing cream products or requests a refund of his or her payments made to Respondents to purchase the products (hereinafter referred to as "Claims Letters").

     42. Respondents shall also pay a Restitution Amount to all consumers who either: (a) have sent any complaints, correspondence, or other written, electronic or documented oral communications, to the Attorneys General, in which the consumer either complained about Respondents' topically applied hormone-containing cream products or requested a refund of his


----------------------
     (3) The Effective Date of this Assurance of Voluntary Compliance shall be the latest of the dates on which it is either executed by Respondents and each of the Attorneys General or, in the case of Tennessee, the date on which it is approved and entered by a Court of competent jurisdiction.

or her payments made to Respondents to purchase the products; or (b) send any complaints, correspondence, or other written, electronic or documented oral communications to the Attorneys General, in which the consumers complain about Respondents' topically applied hormone-containing cream products or request a refund of his or her payments made to Respondents to purchase the products (hereinafter referred to as "Claims Complaints"). In order for a consumer to be eligible to receive a refund under this paragraph, the consumer's Claims Complaint must have been received by the Attorneys General during the Claims Period.

     43. Respondents shall pay the Restitution Amounts to consumers no later than sixty (60) days after receiving the Claims Letters or Claims Complaints. Respondents may reduce the Restitution Amounts they pay to consumers by an amount equal to any refunds they paid eligible consumers in connection with their purchase of Respondents' topically applied hormone- containing products.

     44. Within Two Hundred and Seventy (270) days after the Effective Date of this Assurance, Respondents shall provide the Attorneys General with copies of all Claims Letters and Claims Complaints they received, as well as documentation that the Restitution Amounts were paid to all of the consumers who filed the Claims Letters and Claims Complaints or that full or partial payment was withheld because of any refunds Respondents previously made to consumers. The documentation required under this paragraph shall include both documentation that a Restitution Amount has been paid, as well as a spreadsheet containing the name and address of each consumer who was paid a Restitution Amount; the amount of the Restitution Amount paid to each consumer; the date of the payment of the Restitution Amount to each consumer; the amount of any refund previously paid to the consumer; and the date of the payment of any refund previously paid to the consumer. The spreadsheet Respondents must provide the Attorneys General pursuant to this paragraph shall be delivered by mailing the information to: Office of the Maryland Attorney General, Consumer Protection Division, 200 St. Paul Place, 16th Floor, Baltimore, MD 21202.

                                 CIVIL PENALTIES
                                 ---------------

     45. Respondents shall pay the Attorneys General a civil penalty of One Hundred Thousand Dollars ($100,000).

     46. If Respondents pay all of the restitution due to consumers under this Assurance, and the amount they pay to consumers exceeds $25,000, then the civil penalty that Respondents shall pay the Attorneys General under this paragraph shall be reduced by an amount equal to the aggregate amount of the restitution paid to consumers that exceeded $25,000. If the Respondents pay all of the restitution due to consumers under this Assurance, and the amount they pay to consumers is less than $25,000, then the civil penalty that Respondents shall pay the Attorneys General under this paragraph shall be increased by an amount equal to the amount less than $25,000 of the restitution paid to consumers under this Assurance.

     47. Respondents shall pay the civil penalty due under paragraph 45 in monthly installments of $5,000, or in the case of the final installment payment, a portion thereof, on the first day of the first full month following the Effective Date, until the entire civil penalty has been paid. Any payment amounts due hereunder shall be made payable to the Attorney General of Maryland and shall be delivered on or before the due date to Office of the Maryland Attorney General, Consumer Protection Division, 200 St. Paul Place, 16th Floor, Baltimore, MD 21202, or at such other places as the Attorneys General may from time to time designate in writing, and shall be made in lawful money of the United States in immediately available funds.

     48. The amount of the civil penalty and terms provided for its payment that are provided for in paragraphs 45 through 47 herein are expressly premised upon the truthfulness, accuracy, and completeness of the representations made by Respondents to the Attorneys General, and information provided to the Attorneys General, concerning Respondents' financial condition. If, in an action filed by the Attorneys General, a Court were to find that Respondents misrepresented or failed to disclose to the Attorneys General any material information concerning their financial condition, the Court shall enter a judgment as a civil penalty against Respondents, jointly and severally in favor of the Attorneys General. In considering the greater penalty amount, the Court shall consider evidence presented by the parties, including the intent of the Respondents, the actual financial condition of the Respondents, the severity of the violations that are alleged herein, and the purpose of the penalty, which is to punish Respondents and deter future violations.

     49     From the Effective Date, for a period of two years, in order to ensure that Respondents are complying with the terms of the Assurance, the Attorneys General may request information from Respondents that may include Respondents' banking records, accounting records or business records related to the health-related products Respondents are offering and/or selling to consumers. Respondents shall provide the requested information within sixty (60) days of their receipt of any request for information made pursuant to this paragraph as long as it is not unduly burdensome.

                                 CONFIDENTIALITY
                                 ---------------

     50. If any of the Attorneys General receive a request for confidential business records provided by Respondents to the Attorneys General pursuant to this Assurance of Voluntary Compliance, the Attorneys General shall comply with their applicable disclosure laws and with any orders issued pursuant thereto.

                                     DEFAULT
                                     -------

     51. If Respondents fail to make a monthly payment, make an assignment for the benefit of their creditors, file or have filed against them any proceedings under any reorganization, bankruptcy act or similar law, are adjudicated bankrupt, or become insolvent, then all amounts due hereunder shall become immediately due and payable without notice. Provided, however, that in the event of a failure to make timely payments, Respondents shall be entitled to a written notice from the Attorneys General of any such delinquent payment and shall be given a period often (10) days to make the payment before their payment obligations may be declared in default. If Respondents are provided an opportunity to cure late payments on two occasions within any six month period, they shall not be entitled to any further such opportunities to cure without the express agreement of the Attorneys General. Any notice to Respondents under this paragraph shall be made by mailing such notice, first class mail to Respondents at 3220 Pepper Lane, Las Vegas NV, 89120 or to such other address as Respondents may designate by notice to the Attorneys General.

     52. Upon the occurrence of any default payment required under the terms of this Assurance, Respondents hereby irrevocably authorize and empower any attorney-at-law or Clerk of any court of competent jurisdiction in the State of Maryland, or elsewhere, to appear at any time for the Respondents in any action brought against the Respondents on this Assurance at the suit of the Attorneys General, by and through the State of Maryland, Office of the Attorney General, with or without declaration filed, as of any term, to waive the issuing of service of process, and therein to confess or enter judgment against Respondents, jointly and severally, for the entire unpaid sum of amounts due hereunder, together with all costs and expenses of collecting this Assurance, including reasonable attorney's fees. This authority to confess judgment shall not be exhausted by any exercise thereof but shall continue from time to time and at all times until payment in full or all the amounts due hereunder has been made.

     53. The Attorneys General of Arizona, California, District of Columbia, Illinois, Kansas, Kentucky, Maryland, Michigan, Missouri, Montana, Nevada, North Carolina, Ohio, Oregon, Pennsylvania, Tennessee, Texas, Vermont, Washington and Wisconsin, shall have jurisdiction in any proceeding instituted to enforce this Assurance and any objections to venue are hereby waived.

     54. The provisions of this Assurance shall be enforceable by the Attorneys General in any court of competent jurisdiction located in Arizona, California, District of Columbia, Illinois, Kansas, Kentucky, Maryland, Michigan, Missouri, Montana, Nevada, North Carolina, Ohio, Oregon, Pennsylvania, Tennessee, Texas, Vermont, Washington and Wisconsin.

     55. No delay or failure by a party in exercising any right, power or privilege under this Assurance shall affect such right, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such right, power or privilege preclude any further exercise thereof, or any other right, power or privilege.

     56. Respondents hereby waive demand, diligence, presentment, protest and notice of every kind. Any notice to Respondents that the Attorneys General are required to make shall be made by mailing such notice, first class mail to 3220 Pepper Lane, Las Vegas NV 89120 or to such other address as Respondents may designate by notice to the Attorneys General, by and through the State of Maryland, Office of the Attorney General.

                                     RELEASE
                                     -------

     57. Following full payment of the amounts due under this Assurance, the Attorneys General shall release and discharge Respondents from all civil causes of action that the Attorneys General could have brought under the consumer protection statutes listed in footnote 2 related to the allegations set forth herein for conduct prior to the date of this Assurance. Respondents agree that if Respondents default on any monetary payment herein or file for bankruptcy and thereby seek to either avoid or recover any payment made herein, the Attorneys General may set aside this Assurance and pursue all legal remedies to recover full restitution, costs, civil penalties and other remedies that might have been available to the Attorneys General prior to entry of this Assurance against Respondents. Nothing contained in this paragraph shall be construed to limit the ability of the Attorneys General to enforce the obligations that Respondents have under this Assurance or any other applicable laws.

AGREED THIS        DAY OF                      , 2006.
            ------       ----------------------

FOR GATEWAY DISTRIBUTORS, LTD.


------------------------------
Richard Bailey, President
3220 Pepper Lane
Las Vegas NV 89120

     and

FOR THE RIGHT SOLUTION GATEWAY


------------------------------
Richard Bailey, President
3220 Pepper Lane
Las Vegas NV 89120

     and


------------------------------
Richard Bailey, Individually
3220 Pepper Lane
Las Vegas NV 89120


------------------------------
George A. Nilson
DLA Piper Rudnick Gray Cary
6225 Smith Avenue
Baltimore, MD 21209-3600
ATTORNEYS FOR RESPONDENTS


------------------------------
Steven B. Glade
7201 West Lake Mead, #108
Las Vegas, NV 89128
ATTORNEYS FOR RESPONDENTS